EXHIBIT B

                             LLC OPERATING AGREEMENT


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                               OPERATING AGREEMENT

                                       OF

                        World Wide Capital Investors, LLC

                      A COLORADO LIMITED LIABILITY COMPANY

         This Operating Agreement (the "Agreement") is made and entered into effective as of the 16th of April, 1999 by and between Kilyn Roth and the subscribing persons who are sometimes hereinafter designated "Members" and hereinafter designated collectively "Members." In consideration of the mutual promises, covenants and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the Members acknowledge, the Members enter into this Operating Agreement of World Wide Capital Investors, LLC as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         The following terms used in this Agreement shall have the following meanings (unless otherwise expressly provided herein);

         (a) "Capital Account" as of any given date shall mean the Capital contribution to the Company by a Member as adjusted up to the date in question pursuant to Article VIII.

         (b) "Capital Contribution" shall mean any contribution, in cash or property, to the capital of the Company made by a Member, whenever contributed. "Initial Capital Contribution" shall mean the initial contribution to the capital of the Company pursuant to this Agreement.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent superseding federal revenue laws.

         (d) "Colorado Act" shall mean the Colorado Limited Liability Company Act, Title 7, Article 80 of the Colorado Revised Statutes, et seq.

         (e) "Company" shall refer to World Wide Capital Investors, LLC.

         (f) "Distributable Cash" shall mean all cash, revenues and funds received by the Company from Company operations, less the sum of the following to the extent paid or set aside by the Company: (i) all principal and interest payments on indebtedness of the Company and all other sums payable to lenders;
(ii) all expenditures incurred in the operation of the Company's business; (iii) such cash reserves as the Manager(s) deems, in his or her sole discretion, appropriate to the proper operation of the Company's business.

         (g) "Entity" shall mean any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative or association.

         (h) "Fiscal Year" shall mean the Company's fiscal year, which shall be the calendar year.

         (i) "Interest" shall mean the percentage of ownership interest in the Company as set forth after each Member's name in Article IX, Section 9.01, of this Agreement.

         (j) "Manager" shall initially mean Kilyn Roth. Following the first annual meeting of the Company, "Manager" shall mean the person or persons elected by the Members of the Company to manage it pursuant to Section 7-80-402 of the Colorado Act. Until changed pursuant to the terms of this Agreement,



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there shall be one Manager.  References to the  Manager(s) in the singular or as him, her, it, itself, or other like references shall also, where the context so requires, be deemed to include the plural or the masculine or feminine reference, as the case may be.

         (k) "Member" shall mean each party who executes this Agreement, or any counterpart thereof, as a Member and each of the parties who may hereafter become additional or substituted Members.

         (l) "Agreement" shall mean this Agreement as originally executed and as amended from time to time.

         (m) "Person" shall mean any individual or Entity, and the heirs, executors, administrators, legal representatives, successors, and assigns of such "person" where the context so admits.

         (n) "Property" shall mean any limited liability company assets, tangible or intangible.

         (o) "Substitute Member" shall mean any Person or Entity who or which is admitted to all of the rights of a Member who has died or transferred and assigned part or all of his or her Interest in the Company with the approval of all of the Members or as otherwise provided herein. The Substitute Member has all the rights and powers and is subject to all the restrictions and liabilities of his assignor. The substitution of the assignee does not, by itself, release the assignor from liability to the Company.

                                   ARTICLE II.
                              FORMATION OF COMPANY

         2.01 Formation. On April 16, 1999, the Members organized a Colorado Limited Liability Company under the pursuant to the Colorado Act.

         2.02  Name.  The name  of the  Company is World Wide Capital Investors,
LLC.

         2.03 Principal Place of Business. The principal place of business of the Company within the State of Colorado shall be 10200 W. 44th Avenue, Suite 400, Wheat Ridge, CO 80033. The Company may locate its places of business and registered office at any other place or places as the Manager(s) from time-to-time deems advisable.

         2.04 Registered Office and Registered Agent. The Company's registered office in Colorado shall be 10200 W. 44th Avenue, Suite 400, Wheat Ridge, CO 80033, and the name of its initial registered agent at such address shall be Michael A. Littman.

         2.05 Term. The term of the Company shall be two (2) years from the date of filing of the Company's Articles of Organization with the Secretary of State of the State of Colorado, unless the Company is earlier dissolved in accordance with either the provisions of this Agreement or the Colorado Act by distribution of its stock assets pursuant to a Registration Statement filed with the SEC. Any dissolution or the Company in contravention of this Agreement shall be a material breach of this Agreement.



                                  ARTICLE III.
                               BUSINESS OF COMPANY

         3.01 Permitted Businesses. The business of the Company shall be to act as a holding company for members interests in shares of Vitro Diagnostic, Inc. to register such shares under the Securities Act of 1933 and to do all acts incident to such purpose, all with a view to the distribution of such shares upon effectiveness of the Registration Statement.


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                                   ARTICLE IV.
                          NAMES AND ADDRESS OF MEMBERS

         The names and addresses of the Members are as follows:

         See attached Schedule A.

                                   ARTICLE V.
                          RIGHTS AND DUTIES OF MANAGER

         5.01 Management. The business and affairs of the Company shall be managed by its designated Manager or Managers. Each Manager shall direct, manage and control the business of the Company to the best of his or her ability and, subject to the limitations contained in this Agreement, the Managers have the complete authority to do any and all things which the complete authority to do any and all things which the Manager shall deem to be in the best interests of the Company.

         5.02 Number, Tenure and Qualifications. The number of Managers of the Company shall be fixed from time to time by the affirmative vote of the Members holding a majority of the Company's Interests. Initially, there shall be two Managers. The initial Managers shall be the Members executing this Agreement. The initial Managers shall serve until successors shall be elected and qualified. The Managers shall hold office until the next annual meeting of Members or until his successor shall have been elected and qualified. The Manager shall be elected by the affirmative vote of Members holding a majority of the Company's Interests. The party acknowledges that, in the event that the Members holding a majority of the Company's Interests cannot agree upon the election of the Managers at the annual meeting of Members, then the Managers then in office shall continue to serve until successors shall be elected and qualified. The Manager(s) need not be residents of the State of Colorado or Members of the Company.

         5.03 Certain Powers of Manager(s). Subject to the rights and powers vested in the other Members by law and subject to the restrictions as are hereinafter set forth, the Manager shall have the power and authority, for and on behalf of the Company to execute and consummate the registration of Vitro Diagnostics, Inc. common shares owned by the Company and to distribute the shares pro-rata to members ownership upon effectiveness of Registration. Unless authorized to do so by this Agreement or by the Members, no Member, agent ,or employee of the Company shall have any power or authority to bind the Company in any way, pledge its credit, or render it liable for any purpose. However, a Manager may act by a duly authorized Power of Attorney.

         5.04 Restriction on Powers of Managers. Without the affirmative vote of Members holding a majority of the Company's Interests, the Manager shall not be authorized to (a) enter into any contract or agreement to borrow funds, or to encumber the Company or the assets of the Company; (b) enter into any contract or agreement, or disburse funds, for any single expenditure of more than $1,000 or the cumulative expenditure of more than $5,000 for registration expenses; (c) to affect the sale of part or all of the Company's assets; (d) create reserves for future expenses or capital expenditures; (e) enter into or modify, terminate, or otherwise alter any lease on behalf of the Company with respect to part or all of the assets; (f) enter into any transaction with himself, a member of his family, or any Entity affiliated with the Manager; and (g) receive compensation from any persons related to the assets or his activities with respect thereto, which is not specifically provided for in this Agreement.

         5.05 Liability for Certain Acts. The Manager(s) shall exercise business judgment in managing the business operations and affairs of the Company. Unless fraud, deceit, gross negligence, wilful misconduct or a wrongful taking shall be proved by a nonappealable court order, judgment, decree or decision, a Manager shall not be liable or obligated to the Members for any mistake of fact or judgment or for the doing of any act or the failure to do any act by the Manager(s) in conducting the business operations and affairs of the Company, which may cause or result in any loss or damage to the Company or its Members. A Manager does not, in any way, guarantee the return of the Members' Capital


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Contributions or a profit for the Members from the operations of the Company.  A
Manager shall not be responsible to any Member because of a loss of their investment or a loss in operations, negligence, unless the loss shall have been the result of fraud, deceit, gross negligence, wilful misconduct or a wrongful taking by a Manager proved as set forth in this Section. A Manager shall incur no liability to the Company or to any of the Members as a result of engaging in any other business or venture.

         5.06 Manager(s) - No Exclusive Duty to Company. A Manager shall not be required to manage the Company as his or her sole and exclusive function and he or she (or any Manager) may have other business interests and may engage in other activities in addition to those relating to the Company. However, this
Section 5.05 shall not relieve the Manager of his duty of good faith, his duty to use his best efforts in the execution and performance of his duties and his fiduciary duty to the Company. Neither the Company nor any Member shall have any right, by virtue of this Agreement, to share or participate in such other investments or activities of the Manager(s) or in the income or proceeds derived therefrom.

         5.07 Bank Accounts. A Manager may from time to time open bank accounts in the name of the Company, and a Manager may be the sole signatory thereon, unless the Manager determines otherwise.

         5.08 Indemnity of the Manager(s). The Manager(s) shall be indemnified by the Company under the following circumstances and in the manner and to the extent indicated:

         (a) In any threatened, pending or completed action, suit or proceeding to which a Manager was or is a party or is threatened to be made a party by reason of the fact that he or she is or was a Manager of the Company (other than an action by or in the right of the Company) involving an alleged cause of action for damages arising from the performance of his or her activities on behalf of the Company, the Company shall defend and indemnify such Manager against expenses, including attorneys' fees and court costs, judgments and amounts paid in settlement, actually and reasonably incurred by him or her in connection with such action, suit or proceeding, if the Manager(s) acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, provided that his or her conduct has not been found by a nonappealable court judgment, order, decree or decision to constitute fraud, deceit, gross negligence, wilful misconduct, a wrongful taking, or a breach of his or her fiduciary obligations to the Company or the Members. The termination of any action, suit or proceeding by judgment, order, or settlement shall not, of itself, create a presumption that the Manager(s) did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Company.

         (b) To the extent the Manager(s) has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Subsection
(a) above, or in defense of any claim, issue or matter therein, the Company shall defend and indemnify the Manager(s) against the expenses, including reasonable attorneys' fees and court costs, actually and reasonably incurred by him or her in connection therewith.

         (c) The indemnification set forth in this Section shall in no event cause the Members to incur any liability beyond their total Capital Contributions plus their share of any undistributed profits of the Company, nor shall it result in any liability of the Members to any third party.

         5.09 Resignation. The Manager of the Company may resign at any time by giving written notice to all Members of the Company and by receiving prior written authorization from Members holding a majority of the Company's Interests. The resignation by a Manager without receiving such written authorization shall be a breach of this Agreement by such Manager, and the Company and/or the other Members of the Company shall be entitled to seek any and all remedies available at equity or in law against the Manager.

         5.10 Removal. A Manager may be removed, for Cause, from his position as Manager of the Company. "Cause", under this section, shall mean any (i) Manager's wilful dishonesty towards, fraud upon, crime against, or deliberate injury or attempted injury to the Company, (ii) Manager's failure or inability to substantially comply with Manager's duties under Article V herein, (iii) Manager's breach of fiduciary duty to the Company or the Members; or (iv) Manager's conviction for any felony crime which reflects upon his or her



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suitability  as Manager of the  company or his or her  ability to perform  under this Agreement. If any Member(s) believes that there is Cause to remove the Manager from his position as Manager of the Company, the alleging Member(s) shall give written notice to the Manager and notice to the other Members. Upon notification, the Manager and the Members agree to submit to the jurisdiction of the American Arbitration Association ("AAA") for binding arbitration of the issue of whether Cause exists to remove the Manager from his position as Manager of the Company. The Company shall pay the cost and expenses of the AAA, however the Manager and alleging Member(s) shall be responsible for paying any of their own costs and expenses incurred in such arbitration. If, after a hearing in which both the Manager and the alleging Member(s) are allowed to present their claims and defenses, the AAA determines that Cause does exist for the removal of the Manager, then the affirmative vote of Members entitled to vote and holding a majority of the Interests in the Company may remove the Manager from his position as Manager of the Company. For the purposes of such a vote, any Manager who is also a Member shall not be entitled to vote his Interest.

         Upon receipt of the notification of Cause for removal of the Manager, the Members (other than the Manager if the Manager is also a Member) shall by vote of a majority of such Members appoint an interim Manager to assume the duties of the Manager pending the determination of the arbitration proceeding and the installation of the former Manager or a new Manager to undertake the responsibilities of the Manager. During the service of any such interim Manager, the Manager shall not be responsible for the actions of such interim Manager or for the performance of any other duties as Manager during such interim period.

         The removal for Cause (other than an inability to substantially comply with the Manager's duties resulting from the disability of the Manager) of any Manager who is also Member shall be a breach of this Agreement by such Manager, and the Company and/or the other Members of the Company shall be entitled to seek any and all remedies available at equity or in law against the Manager.

         5.11 Vacancies. Any vacancy in the number of Managers occurring for any reason, other than as set forth in the Section 5.08, may be filled by the affirmative vote of a majority of the remaining Manager(s) then in office, provided that if there are no remaining Manager(s), the vacancy(ies) shall be filled by the affirmative vote of Members holding a majority of the Company's Interests. Any Manager's position to be filled by reason of an increase in the number of Manager(s) shall be filled by the Members at an election at an annual meeting or at a special meeting of Members called for that purpose, by the affirmative vote of Members holding a majority of the Company's Interests. A Manager elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and shall hold office until the expiration of such term and until his or her successor shall be elected and shall qualify or until his or her earlier death, resignation or removal. A Manager chosen to fill a position resulting from an increase in the number of Managers shall hold office until the next annual meeting of Members and until his or her successor shall be elected and shall qualify, or until his or her earlier death, resignation or removal.

         5.12 Insider Employment. The fact that a person or Entity is a Member or is employed by or is directly or indirectly interested in or connected with any Member or any person or Entity employed by the Company to render any service or from whom the Company may buy merchandise (an "Affiliate") shall not prohibit the Manager from employing or dealing with such person or Entity; provided, however, that any contract, employment or arrangement with such person or Entity shall be on an arms-length basis, disclosed to the other Members, approved by Members owning a majority of the Interest in the Company, and shall be fair and reasonable.


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                                   ARTICLE VI.
                        RIGHTS AND OBLIGATIONS OF MEMBERS

         6.01 Limitation of Liability. Each Member's liability shall be limited as set forth in the Colorado Act and other applicable law.

         6.02 Company Debt Liability. A Member will not personally be liable for any debts or losses of the Company beyond his or her respective Capital Contributions, except as provided by Colorado law.

         6.03 Additional Capital Contribution. No Additional Capital Contributions shall be permitted unless required as provided in this Section. Additional Capital Contributions in excess of those required under Section 8.01, below, shall be required of each Member only upon the affirmative vote of Members holding at least 75% of the Interests in the Company. If such Additional Capital Contributions are approved as required, they shall be made in the ratio that profits and losses are shared under Section 9.01 and shall be due and payable in such manner and at such times upon which the Members agree by such affirmative vote of Members. If a Member shall fail to remit a contribution on the date due, a non-defaulting Member shall have the right to make the payment on behalf of the defaulting Member. If the defaulting Member fails to remit the full amount of the delinquent contribution within 30 days after the payment by the non-defaulting Member on the defaulting Members behalf, then the non-defaulting Member(s), without prejudice to other remedies provided by this Agreement or by law, is authorized:

         (a) To sue for any unpaid assessment, together with reasonable attorneys' fees, court costs, and interest on such assessment at the rate of 10% per annum.

         (b) To receive a first and preferred lien on the defaulting Member's Interest, together with revenues, rights and benefits attributable thereto, and to withhold and apply such revenues to the payment of any such unpaid assessment, or any portion thereof, until such unpaid assessment (and past due charges) is paid in full.

         6.04 List of Members. Upon written request of any Member, the Manager(s) shall provide a list showing the names, addresses and Interests of all Members in the Company. Subject to the Colorado Act and upon reasonable request, each Member shall have the right, during ordinary business hours, to inspect and copy such Company documents at the Member's expense.

         6.05 Priority and Return of Capital. No Member shall have priority over any other Member, either as to the return of Capital Contributions or as to Net Profits, Net Losses or Distributions; provided that this Section shall not apply to payment of compensation for services rendered or repayment of loans (as distinguished from Capital Contributions) which a Member had made to the Company.

         6.06 Compensation of Members. Upon unanimous approval of the Members of the Company, the Manager shall determine if any Member, including himself or herself, is entitled to compensation of services rendered to the Company and the amount of such compensation. Upon such Member approval, the Manager is also specifically delegated the power and authority to pay such amount for and on behalf of the Company.



                                  ARTICLE VII.
                               MEETINGS OF MEMBERS

         7.01 Annual Meeting. The annual meeting of the Members shall be held on the second Tuesday of May at 9:30 a.m., or on such other date or time as shall be determined by resolution of the Members, commencing with the year of 1999, for the purpose of the transaction of such business as may come before the meeting.

         7.02 Special Meeting. Special meeting of the Members for any purpose or purposes, unless otherwise prescribed by statute, may be called by any Manager or by any one Member.


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         7.03 Place of Meeting.  The Members calling the meeting, or the Manager in case of the annual meeting may designate any place in the City of Wheat Ridge, Colorado or such other place as the Members may unanimously agree, as the place of meeting for any meeting of the Members. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal executive office of the Company in the State of Colorado.

         7.04 Record Date. For the purpose of determining Members entitled to notice or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any distribution, or in order to make a determination of Members for any other purpose, the date on which notice of the meeting is mailed or the date on which the resolution declaring such distribution is adopted, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Section, such determination shall apply to any adjournment thereof.

         7.05 Quorum. Members holding a majority of the Company's Interests, represented in person or by proxy, shall constitute a quorum at any meeting of Members. In the absence of a quorum at any such meeting, Members holding at least a majority of the Interests of the Company may adjourn the meeting from time to time, for a period not to exceed sixty (60) days without further notice.

         At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. The Members present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal during such meeting of that percentage of Interests whose absence would cause less than a quorum.

         7.06 Manner of Acting. Except as otherwise specifically provided in this Agreement, if a quorum is present, the affirmative vote of Members holding a majority of the Company's Interests, shall be the act of the Members. In the event any proposed action requires unanimous consent of the members, as otherwise specified in this agreement, such action may not occur without such unanimous consent.

         7.07 Proxies. At all meetings of Members, a Member may vote in person or by proxy executed in writing by the Member or by a duly authorized attorney-in-fact. Such proxy shall be filed with the Manager(s) of the Company before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         7.08 Action by Members Without a Meeting. Action required or permitted to be taken at a meeting of Members may be taken without a meeting if the action is evidenced by one or more written consents describing the action taken, signed by each Member entitled to vote and delivered to the Manager(s) of the Company for inclusion in the minutes or for filing with the Company records. Action taken under this Section 7.10 is effective when all Members entitled to vote have signed the consent, unless the consent specifies a different date.

         The record date for determining Members entitled to take action without a meeting shall be the date the first Member signs a written consent.

         7.09 Waiver of Notice. When any notice is required to be given to any Member, a waiver thereof in writing signed by the person entitled to such notice, whether before, at, or after the time stated therein, shall be equivalent to the giving of such notice.

         7.10 Voting. The Members holding Interests shall possess sole voting rights with respect to the Company, unless otherwise provided by the Colorado Act. The percentage vote to which a Member holding Interests shall be entitled shall be the fraction the numerator of which is the percentage Interest which the Member holds and the denominator of which is the aggregate percentages held by all Members.


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                                  ARTICLE VIII.
                CONTRIBUTIONS TO THE COMPANY AND CAPITAL ACCOUNTS

         8.01 Members' Capital Contributions. Each Member has contributed such amount as is set forth in Schedule B hereto as its share of the Initial Capital Contribution.

         8.02  Capital Accounts.

         (a) A separate Capital Account shall be maintained in the name of each Member. Initially each Member's Capital Account shall be credited with the fair market value of his or her Initial Capital Contribution, net of liabilities assumed by the Company and liabilities to which the contributed property is subject.

         (b) The Capital  Account of each Member shall  thereafter  be increased by:

                  (1) The amount of any cash and the fair market value of any property subsequently contributed to the Company by such Member (net of liabilities assumed by the Company and liabilities to which the contributed property is subject);

                  (2) The amount of any profits or separately stated items of income or gain allocated to such Member pursuant to this Agreement;

                  (3) Such Member's share of the Company's income or gain which is not includable in computing the Company's profits and losses, including separately stated items of income or gain; and

                  (4) The amount of any of the Company's liabilities that are assumed by such Member or that are secured by any of the Company's property distributed to such Member, except to the extent that such liabilities reduce or limit the Capital Account debit under Section 8.02 (c) (2) below.


         (c) The Capital Account of each Member shall be decreased by:

                  (1) The amount of any Company loses or any separately stated items of deduction of loss allocated to such Member pursuant to this Agreement.

                  (2) The amount of all cash distributions and the fair market value of property distributions (net of liabilities assumed by such Member and liabilities to which the distributed property is subject) to such Member.

                  (3) Such Member's share of any expenditures of the Company which are not deductible in computing the Company's profits and losses and which are not properly capitalizable, including separately stated items of loss or deductions.

                  (4) The amount of any liabilities of such Member that are assumed by the Company or that are secured by property contributed by such Member to the Company, except to the extent that such liabilities reduce or limit the Capital Account credit under Section 8.02 (b) (1) above.

         (d) For purposes of this Section, any unrealized appreciation or decline in value with respect to assets distributed in kind shall be allocated among the Members in accordance with the provisions of the Article IX of this Agreement, as though such assets had been sold for their fair market value on the date of distribution, and the Members' Capital Accounts shall be adjusted to reflect both the deemed realization of such appreciation or decline in value and the distribution of such property.

         (e) If a Member's Interest is sold, exchanged or otherwise transferred, the Capital Account of the transferee shall be the same as the Capital Account of the transferor Member immediately before the transfer, unless the Manager(s) shall determine otherwise.

         (f) The foregoing and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulation Section 1.704-1(b) and shall be interpreted and applied in a manner consistent with such Regulations.

         (g) The Company shall not pay any interest to a Member on such Member's Capital Contributions to the Company. Nothing herein provided shall prevent or prohibit the accrual and payment of interest by or to a Member, the Company or third parties for loans.

         8.03 Withdrawals or Reduction of Member's Contributions to Capital.

         (a) A Member shall not receive out of the Company's property any part of the Company's contributions to capital until all liabilities of the Company, except to Members on account of their contributions to capital, have been paid or there remains property of the Company sufficient to pay them.

         (b) No Member shall have the right to withdraw any part of his or her initial or Additional Capital Contributions except (i) with the consent of the Manager(s), or (ii) except as otherwise specifically permitted pursuant to the terms of this Agreement. Under circumstances requiring a return of a Member's Capital Contributions, a Member shall have the right to receive only a pro rata portion of the shares of Vitro Diagnostics, Inc. being registered upon Effectiveness of the Registration Statement. In the case of distributions in liquidation of the Company, the Manager(s) may make distribution in kind only and may compel any Member to accept a distribution in kind, including the distribution of a percentage of an asset, provided that the Manager shall have a duty of impartiality with respect to such distributions in liquidation. No Member shall have priority over any other Member as to return of his or her Capital Contribution(s) or as to distributions, except as otherwise provided in the Agreement. Each Member shall look solely to the assets of the Company for the return of his or her Capital Contribution(s), and if the assets of the Company are insufficient to return a Member's Capital Contribution(s), such Member shall have no recourse against any other Member for that purpose. No Member shall be required to restore to the Company or to any of the Members the amount of the deficit balance, if any, in such Member's Capital Account, and neither the Company nor such other Members shall have any claim against a Member to restore a Capital Account deficit or to require additional contributions or payments to equalize or proportionalize the Member's Capital Accounts.


                                   ARTICLE IX.
                 ALLOCATIONS, INCOME TAX, ELECTIONS AND REPORTS

         9.01 Allocations of Profits and Losses. Except as otherwise herein provided, each Member shall share in Company profits and losses and separately state items of income, gain, loss, deduction and credit according to the following percentages:

                This table is contained on Exhibit C and incorporated herein by reference.

         9.02 Qualified Income Offset. Notwithstanding any other provision of this Agreement to the contrary, if, with respect to any taxable year of the Company, a Member receives an unexpected adjustment, allocation or distribution of the type described in Section 1.704-1(b) (2) (ii) (d) (4), (5) or (6) of the Regulations under Section 704 of the Code that results in such Member's Capital Account having a negative balance, gross income and the amount realized on the disposition of Company property for such taxable year and all subsequent taxable years shall be allocated to such Member in an amount necessary to eliminate such negative balance in such Member's Capital Account as quickly as possible. The provisions of this Section 9.02 are intended to constitute a "qualified income offset" within the meaning of Section 1.704-1 (b) (2) (ii) (d) (3) of the Regulations under Section 704 of the Code and shall be construed in accordance with such intention.

         9.03 Minimum Gain Chargeback. Beginning in the first taxable year in which there are "nonrecourse deductions" or a distribution is made of proceeds of a nonrecourse liability that are allocable to an increase in the minimum gain of the Company, as determined under the rules of Section 1.704-1T(b) (4) (iv)
(e) of the Regulations under Section 704 of the Code, or any successor provision, and thereafter throughout the full term of the Company's existence, and "minimum gain chargeback" rules of Section 1.704-1T(b) (4) (iv) (e) of the Regulation under Section 704 of the Code, or any successor provisions, shall apply with respect to the allocation of all Company items in such year(s). If there is a net decrease during a taxable year of minimum gain attributable to Member nonrecourse debt within the meaning of Section 1.704-1T(b) (4) (iv) (h), or any successor provisions, then the chargeback rules of Section 1.704-1T(b)
(4) (iv) (h), or any successor provision shall apply.

         9.04 Allocations Upon Liquidation. For federal income tax purposes, income (including gain) or loss of the Company resulting from the sale or disposition of all or substantially all of the assets of the Company, or the dissolution of the Company without an election to continue the Company shall be allocated to the Members in proportion to their Interests.

         9.05 Required Distributions. In the event the Company realizes net income in any calendar year, the Members shall be entitled to a distribution from the Company in an amount equal to not less than fifty percent (50%) of the net income, allocable to such Members in the same proportions as profits and losses of the Company are allocated among the Member pursuant to the provisions of Article IX, Section 9.01. The Company shall make such distributions on or before March 1st of each calendar year.

         9.06 Distributions. Distributions of "Distributable Cash" (other than required distributions under Section 9.05) shall be made to the Members in the same proportions as profits and losses of the Company are allocated among the Members pursuant to the provisions of Article IX, Section 9.01. The Manager(s) shall make such distributions at such times, in such manner and in such amounts as shall be determined by the affirmative vote of Members holding at least a majority of the Company's Interests. It is not intended that cash be generated for distribution.

         9.07 Limitation on Distribution. Notwithstanding the foregoing, no distribution shall be declared and paid unless, after the distribution is made, the assets of the Company are in excess of all liabilities of the Company, except liabilities to Members on account of their Capital Contributions. It is not intended that cash be generated for distribution.

         9.08 Accounting Principles. Profits and losses of the Company shall mean net income or net loss, respectively, of the Company, as determined for federal income tax purposes, under the cash receipts and disbursements method of accounting. Separately stated items include those items of income, gain, loss, deduction or credit which are accounted for separately pursuant to the Code.

         9.09 Loans to Company. Nothing in this Agreement shall prevent any Member from making secured or unsecured loans to the Company by Agreement with the Company, subject to the necessary Member approval.

         9.10 Records and Reports. At the expense of the Company, the Manager(s) shall maintain records and account of all operations and expenditures of the Company. At a minimum the Company shall keep at its principal place of business the following records:

         (a) A current list of the full name and last known business, residence, or mailing address of each Member and Manager, both past and present;

         (b) A copy of the Articles of Organization of the Company and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any amendment has been executed;

         (c) Copies of the Company's federal, state, and local income tax returns and reports, if any, for the three (3) most recent years;

         (d) Copies of the Company's currently effective written Agreement, copies of any writings permitted or required with respect to a Member's obligation to contribute cash, property or services, and copies of any financial statements of the Company for the three (3) most recent years;

         (e) Minutes of every annual, special meeting and court ordered meeting;

         (f) Any written consents obtained from Members for actions taken by Members without a meeting;

         The Company's books shall be kept and its financial statements shall be prepared under the method of accounting described in Section 9.08.

         9.12 Returns and Other Elections. The Manager(s) shall cause the preparation and timely filing of all tax returns required to be filed by the Company pursuant to the Code and all other tax returns deemed necessary and required in each jurisdiction in which the Company does business. Copies of such returns, or pertinent information therefrom, shall be furnished to the Members within a reasonable time after the end of the Company's fiscal year. For Colorado tax purposes, the Manager(s) shall file with the Colorado Department of Revenue an agreement of each non-resident Member to file a proper Colorado income tax return and to make timely payment of all Colorado taxes imposed with respect to such Member's share of the Company income, as required by applicable laws.

         All elections permitted to be made by the Company under federal or state laws shall be made by the Manager in his sole discretion.


                                   ARTICLE X.
                            RESTRICTIONS ON TRANSFER

         10.01 Restrictions on Transfer. Except as otherwise specifically provided in this Agreement, no Member shall have any right to sell, give, assign, encumber, transfer, or otherwise dispose of its Interest in the Company except upon unanimous consent of members. Any sale, gift, assignment, encumbrance, transfer, or other disposition of a Member's Interest in the Company in contravention of the terms of this Agreement shall be null and void.

                  Restrictions on Transferability. Except as provided herein, no Member shall assign any portion of such Member's Interest or the right of such Member to profits of the Company or any other asset of the Company without the prior unanimous written consent of all members. The foregoing shall not be applicable to an assignment solely for the right of such Member to profits of the Company to a Member, an Affiliate, (as hereinafter defined) or to any member of the Member's immediate family or to trusts or estates the beneficiaries of which are members of the immediate family, either by intervivos transfer or transfer by will or the laws of descent and distribution. Any assignment of profits only shall not include the right to vote or take part in management of the Company. Any assignment except as provided above by a Member of an Interest shall be void as against the Company and the other Members. In the event of any transfer of an Interest notwithstanding the provision of this Section, an assignee shall not be a substituted Member in this Company without the written consent of all remaining Members.

         (a)  For  purposes  herein  "immediate   family"  shall  mean  parents,
siblings, lineal descendants, and spouses of any such person.

         (b) For purposes herein "Affiliate" means, when used with reference to a specific Person, as hereafter defined, (a) any Person that directly or indirectly through one or more intermediaries controlled by or is under the common control with the specified Person, (b) any Person that is an officer, director manager, or trustee of or partner in, or serves in a similar capacity with respect to, the specified Person or of which the specified Person serves in a similar capacity, and (c) any Person that, directly or indirectly, is the beneficial owner of 50% or more of any class of equity securities of, partnership or membership interest in or otherwise has a substantial beneficial interest in, the specified person or of which the specified person is directly or indirectly the owner of 50% or more of any class of equity securities, membership or partnership interests, or in which the specified person has a substantial beneficial interest. For purposes herein, control means ownership of Fifty Percent (50%) or more of any class of equity securities, membership, or partnership interests.

         10.02 Substitution of Parties. Except as otherwise provided in the Agreement, anyone acquiring an Interest in the company pursuant to the terms of this Agreement shall not become a Substituted Member unless the other and remaining Members consent thereto, in writing and the person or Entity acquiring such Interests agrees to be bound by this Agreement, as then in effect.

         10.03 Right of First Refusal. Any Member or any Substitute Member (the "Transferor Member") may entertain an offer by any person or persons to purchase all or any portion of its Interest in the Company, but not transfer of any portion of the Transferor Member's Interest in the Company to such a third party shall be permitted or recognized under this Operating Agreement unless the Transferor Member has complied with the provisions of Section 10.01 and 10.02 herein and this Section 10.03.

         (a) If the Transferor Member determines to transfer all or any portion of its Interest in the Company and has received a bona fide offer to purchase the same, it shall notify the other Members (the "Offeree Member(s)") in writing (the "Transfer Notice") of such offer and of its desire to accept the same. The Transfer Notice shall set forth the price, terms, and conditions under which the Transferor desires to sell its Interest in the Company and the true name of the proposed purchaser or purchasers.

         (b) The Offeree Member(s) shall have forty-five (45) days from the date of delivery of the Transfer Notice to notify the Transferor Member in writing as to their intent to purchase all, but not less than all, of the Transferor Member's Interest in the Company offered for sale, in accordance with the price and terms set forth in the Transfer Notice. To the extent that any Offeree Member elects not to exercise the Offeree Member's option to purchase, the remaining Offeree Member(s) may elect to do so ("Electing Offeree Member(s)") and shall notify the Transferor Member writing as provided in this paragraph. Closing shall occur on or before the seventy-fifth (75th) day after the date of delivery of the Transfer Notice.

         (c) If any or all offeree Members(s) exercise their option, the Transferor Member shall be obligated to sell its Interest in the Company to the Electing Offeree Member(s), pro rata in accordance with each Offeree Member(s) unanimously agree, so long as the entire Interest in the Company described in the Transfer Notice is purchased.

         (d) If the Electing Offeree Member(s) do not exercise their option, the Interest in the Company described in the Transfer Notice may be transferred by the Transferor Member, but only to the person or persons set forth in the Transfer Notice, and upon the price, terms, and conditions set forth in the Transfer Notice. Upon Transfer to the person or persons set forth in the Transfer Notice, the transferee shall become a Substitute Member (so long as the Transferor Member has complied with the provisions of Section 10.02 herein). The Managing Member(s), by appropriate amendment to the Operating Agreement, shall cause any such person to become a Substitute Member. If such Transfer is not effected within ninety (90) days following the expiration of the Offeree Member's option, or if the terms of the offer change in any respect, the transfer of such Interest in the Company shall again be subject to this Section 10.03.

         10.04 Divorce of a Member. In the event a Member who is an individual, if any, is divorced from his/her spouse (a "Divorced Member"), immediately upon the entry of a decree of divorce in a court of competent jurisdiction awarding ownership of the Interest to the spouse of the Divorced Member, the Divorced Member shall give notice to the other Members and Managing member(s). For a period ninety (90) days thereafter, the remaining Members shall have the option to purchase the Interest of the spouse of such Divorced Member in the Company at a price determined as set forth in Section 11.04 hereof, as if such Divorced Member had desired to separate from the other Members on the date such decree of divorce was entered. The option to purchase the Interest of the spouse of the Divorced Member in the Company may be exercised at any time within a period of ninety (90) days after the members are notified in writing of the entry of such decree of divorce. The purchase price as provided therein shall be paid in full to the Divorced Member or other party designated by the Court wherein such decree of divorce is entered, after the date of the notification that such decree has been entered. Upon payment of the purchase price and upon assumption by the other members of the Divorced Member's liability for any outstanding indebtedness, liabilities, liens, and obligations relating to the Company, the Divorced member or spouse, as appropriate, shall execute and deliver such deeds, assignments, conveyances, and other instruments as may be reasonably necessary to evidence and render fully effective the transfer of the Interest, it being understood that such transfer of such Interest shall be subject to any indebtedness of the Company. The Interest in the Company so purchase shall be allocated to the Members in proportion to their respective Interests. No assignment or transfer of a Member's Interest in the Company shall cause the Members to suffer any personal liability for outstanding indebtedness, liabilities, liens, and obligations relating to the Company which may exist on the date of the assignment or transfer.


                                   ARTICLE XI.
                               BUY/SELL AGREEMENT

         11.01 Separation Notice. If any member (the "Separating Member") desires to separate from the other Member or Members as the case may be (the "Responding Member"), the Separating member shall give written notice (the "Separation Notice") to the Responding Member. The Separation Notice shall state:

         (a) Desire to Separate. That the Separating Member desires to separate from the Responding member and is willing either to purchase the Interest in the Company of the Responding Member or to sell the Separating member's Interest in the Company to the Responding Member; and

         (b) Value. The value, as determined by the Separating Member, of all the assets of the Company net all liabilities of the Company, upon which value the Separating Member is willing to have the purchase price for the Interest in the Company determined.

         11.02 Call Notice or Put Notice. When Sixty (60 days after receipt by the Responding Member of a Separation Notice the Responding Member (who, except as specifically set forth below, shall be required to act unanimously in this regard) shall either:

         (a) Call Notice. Give written notice (the "Call Notice") of the Responding Member's election to purchase the Interest in the Company of the Separating member at the stated value in Section 11.01(b) above; or

         (b) Put Notice. Give written notice (the "Put Notice") of the Responding Member's election to sell its Interest in the Company of the Separating member at the stated value in Section 11.01(b) above.

         Notwithstanding the foregoing, to the extent that additional Members have been admitted to the Company and any Responding Member does not wish to accept the Separating Member's offer to sell, the remaining Responding Member(s) may accept the same by giving a Call Notice and may purchase the Separating Member's Interest in the Company pro rata in accordance with such remaining Responding Member(s) Interest in the Company, and in such event, the Member who does not wish to participate in such purchase shall have no rights to deliver to the Separating member a Put Notice. The failure of the Responding Members to give either a Call Notice or Put Notice as provided herein within the required sixty (60) day period shall be deemed to be the giving of a Put Notice.

         11.03 Purchase and Sale of Interest in the Company. The closing of a purchase of a Member's Interest in the Company, pursuant to this Article, shall take place at the offices of the Member purchasing the Interest in the company at such time as may be designated by the Responding Member in the Call Notice or the Put Notice, but in no event later than one hundred twenty (120) days after receipt by the Separating Member of the Call Notice or the Put Notice, unless a later time is agreed to by all of the Members. At the closing ("the Closing Date"), the member(s) required by the Call Notice or the Put Notice to purchase

(the "Purchasing Member(s)"), shall purchase all of the Interest in the Company of the Member(s) (the "Selling Member(s)"), pro rata in accordance with the Interest in the Company of the Purchasing Members, or in such other proportions as the Purchasing Members may agree, by the payment of cash or certified funds to the Selling Member in an amount equal to the purchase price of the Selling Member's Interest in the Company, as determined under Section 11.04 hereof. Contemporaneously with the receipt by the Selling Member of such purchase price, the Selling Member shall deliver to the Purchasing member(s) or its assignee, an assignment(s) of its Interest in the Company, in the form required by Section
11.05 hereof. Any assignee of Purchasing Member(s) is subject to the provisions of Section 10.01 herein (specifically excluding the consent of the Selling Member(s)).

         11.04 Determination of Purchase Price. The purchase price for any Member's Interest in the Company under this Article shall be the amount that Member would receive as a distribution in liquidation of the Company if the Company were liquidated and the total amount being distributed in the liquidation was the value of the Company asset, as determined by the Separating Member and set forth in the Separation Notice.

         11.05 Form of Assignment. Any assignment of a Member's Interest in the Company under this Article shall be in writing, shall be an absolute assignment of all such Member's interest in the Company, and shall warrant:

         (a) Percentage Interest. The percentage interest owned by the Member making the assignment.

         (b) No Encumbrances. That such interest is free and clear of all encumbrances;

         (c) Power to Assign. That the member making the assignment has the full and complete right, power, and authority to make the assignment.

         11.06 Failure to Tender Purchase Price. If any Member is required under this Article to purchase all or any portion of another Member's Interest in the Company and fails to tender the cash or certified funds required under this Article within the required time period, time being of the essence hereof, then:

         (a) Other Purchasing Member(s). If there are other Purchasing Members, the Purchasing Members shall, within thirty (30) days after the Closing Date, proceed with the purchase of the Interest in the Company of the Selling Member and shall also purchase the Interest in the Company of the Purchasing Member who has failed to tender the required cash or certified funds in a timely fashion;

         (b) No Other Purchasing Member(s). If there are no other Purchasing Members, the Purchasing Member shall become the Selling Member and the original Selling Members hall become the Purchasing Member and shall, within thirty (30) days after the Closing Date, proceed with the purchase of the Interest in the Company of the Selling Member.

         (c) Reduction in Price. In either case, the purchase price for the Interest in the Company of the Member who has failed to tender the required cash or certified funds in a timely fashion shall be an amount equal to seventy-five percent (75%) of the purchase price determined under section 11.04 herein.

         11.07 Failure to Deliver Assignment. If any Member is required under this Article to deliver an assignment of its Interest in the Company and fails to deliver such assignment within the time required, time being of the essence hereof, or fails to deliver such assignment in the form required, then the member(s) to whom such assignment is to be delivered, in addition to all other remedies that may be available, shall have the right to an action for specific performance and damages against the Member who has failed to properly deliver the assignment.

         11.08 Restriction on Right to Give Separation Notice. No Member shall initiate the Buy/Sell provisions set forth in this Article II giving a Separation Notice, if any other Member having previously given a Separation Notice, has become a Separating Member hereunder and the purchase and sale of the Interest in the Company pursuant to such Separation Member's initiation of the Buy/Sell provisions in this Article II have not been consummated.


                                  ARTICLE XII.
                           DISSOLUTION AND TERMINATION

         12.01 Dissolution.

         (a) The Company shall be dissolved only upon the occurrence of any of the following events:

                  (i) When the period fixed for the duration of the Company shall expire;

                  (ii)   The unanimous written agreement of all Members;

                  (iii) Effectiveness of the Registration Statement for the shares of Vitro Diagnostics, Inc.

                  (iv) Upon the death, disability, resignation, bankruptcy, dissolution of a Member or occurrence of any other event which terminates the continued membership of a Member in the Company (a "Withdrawal Event"), unless the business of the Company is continued by the consent of all the remaining Members within sixty (60) days after the Withdrawal Event and there are at least two remaining Members. This subsection (iv) shall not be construed to limit a Member's liability for resignation prior to the date for termination as set forth above, which shall be considered a breach of this Agreement. Each of the remaining Members hereby agrees that within the sixty (60) days after the occurrence of a Withdrawal Event (and provided that there are at least two remaining Members of the Company), he or she will consent, in writing, to continue the business of the Company. The written consent shall be mailed to the principal place of business of the Company. The sole remedy for breach of a Member's obligation to consent to continue the business of the Company under this subsection (iv) shall be money damages (and not specific performance).

         (b) As soon as possible following the occurrence of any of the events specified in the Section effecting the dissolution of the Company, the appropriate representative of the Company shall execute a Statement of Intent to Dissolve in such form as shall be prescribed by the Colorado Secretary of State and file same with the Colorado Secretary of States's office.

         12.02 Waiver of Partition and Withdrawal. The Members acknowledge that this Agreement provides for the fair and just payment and liquidation of the Members' Interests in the Company, and that partition of the Company's property prior to any of the occurrences contemplated in this Article would cause irreparable damage to the Company. Accordingly, each Member hereby waives and renounces his or her right, if any, to seek appointment, for any reason, by any court of a liquidator of the Company, or to seek the partition of the Company or any Company property, Further, except as specifically provided in this Agreement, it is agreed that no Member shall have the right to withdraw any part of his or her Capital Contribution prior to the termination of this Company, and then only as contemplated in this Article and to the extent of the Company's assets.

         12.03  Liquidation and Winding Up of the Company.

         (a) Upon filing the Statement of Intent to Dissolve with the Colorado Secretary of State, the Company shall not terminate but shall be liquidated and shall continue until the winding up of the Company's affairs has been completed. The Manager(s) shall be responsible for winding up, liquidating and dissolving the Company. A reasonable time will be allowed for the orderly liquidation of the Company and its discharge of liabilities so as to enable the Company to minimize any losses attendant upon liquidation.

         (b) Winding up of the Company's affairs shall include completing all pending Company business and thereafter collecting and disposing of Company assets, paying Company creditors and distributing to the Members the balance of any Company assets.

         (c) The Members shall continue to share net profits, net losses, and distributable cash of the Company during the winding up of the Company' affairs in the same proportions as if the Company were not winding up its affairs. Any gain or loss realized by the Company on disposition of Company assets in the process of liquidating and winding up its affairs shall be credited or debited to the Members as provided in Section 9.04.

         (d) For purposes of this Agreement, any unrealized appreciation or decline in value with respect to Company assets distributed in kind to a Member shall be allocated among the Members in accordance with the provisions of
Article IX regarding the allocation of the Company's profits and losses as though such assets were sold for their fair market value on the date of distribution. The Member's Capital Accounts shall be adjusted to reflect both the deemed realization of such appreciation or decline in value and the distribution of such Property.

         12.04 Articles of Dissolution. When all debts, liabilities and obligations have been paid and discharged or adequate provisions have been made therefor and all of the remaining property and assets of the Company have been distributed to the Members, Articles of Dissolution shall be executed in duplicate and verified by the person signing the Articles, which Articles shall set forth the information required by the Colorado Act.

         12.05 Order of Payment. On dissolution, the assets of the Company shall be used and distributed in the following order: (a) to pay or provide for the payment of all Company liabilities and liquidating expenses and obligations, in the order of priority provided by law; (b) after the payment of debts and liabilities according to Subparagraph (a) above the shares shall be distributed pro-rata to Members according to their proportionate pro rata ownership interest in the Company. Upon dissolution, each Member shall look solely to the assets of the Company for the return of his or her Capital Contribution. If the Company's assets remaining after the payment or discharge of the debts and liabilities of the Company and after distribution in kind of the shares of Vitro Diagnostics, Inc. are insufficient to return a Capital Contribution of each Member, such Member shall have no recourse against the Company or any other Member, with respect to return of his or her Capital Contribution or equalization or proportionalization of Capital Accounts. Neither the Company nor such other Members shall have any claim against any Member for restoration of a Capital Account deficit or with respect to equalization of proportionalization of Capital Accounts. No Member shall have any right to demand or receive property other than cash upon dissolution and termination of the Company.

         12.06  Filing of Articles of Dissolution.

         (a) Duplicate originals of such Articles of Dissolution shall be delivered to the Colorado Secretary of State.

         (b) Upon the issuance of a Certificate of Dissolution the existence of the Company shall cease, except for the purpose of suits, other proceedings and appropriate action as provided in the Colorado Act. The Manager's) shall thereafter by trustee(s) for the Members and creditors of the Company and as such shall have authority to distribute any Company property discovered after dissolution, convey real estate and take such other action as may be necessary on behalf of and in the name of the Company.

                                  ARTICLE XIII.
                            MISCELLANEOUS PROVISIONS

         13.01 Notices. Any notice, demand, or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an executive officer of the party to whom the same is directed or, if sent by registered or certified mail, postage and charges prepaid, addressed to the Member's and/or Company's address as it appears in the Company's records, as appropriate. Except as otherwise provided herein, any such notice shall be deemed to be given three (3) business days after the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as aforesaid.

         13.02 Books of Accounts and Records. Proper and complete records and books of account shall be kept or shall be caused to be kept by the Manager in which shall be entered fully and accurately all transactions and other matters relating to the Company's business in such detail and completeness as is customary and usual for businesses of the type engaged in by the Company. Such books and records shall be maintained in accordance with the terms and conditions of this Agreement and shall be open for inspection by any of the Members, and any of the Members shall have the right to make a separate audit of the Company's books and records at the Member's own expense. Unaudited monthly financial statements shall be prepared and mailed to each Member on a regular basis, not less than thirty (30) days after the end of the calendar month.

         13.03 Application of Colorado Law. This Agreement, and the application of interpretation hereof, shall be governed exclusively by its terms and by the laws of the State of Colorado.

         13.04 Amendments. Any amendment to this Agreement may be proposed to the Members by Members holding at least fifty (50%) of all Interests in the Company. A vote on an amendment to this Agreement shall be taken within thirty
(30) days after notice thereof has been given to the Members unless such period is otherwise extended by applicable laws, regulations, or agreement of the Members. A proposed amendment shall become effective at such time as it has been approved by Members owning a majority of the Interest in the Company.

         11.05 Execution of Additional Instruments. Each Member hereby agrees to execute such other and further statements of interest and holdings, designations, power of attorney and other instruments (i) necessary to comply with any laws, rules or regulations or (ii) desirable to carry out the terms and conditions of the Agreement.

         13.06 Construction. Whenever the singular number is used in this Agreement and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter gender and vice versa.

         13.07 Headings. The headings in this Agreement are inserted for convenience only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof.

         13.08 Waivers. The failure of any party to seek redress for violation of or to insist upon the strict performance of any covenant or condition of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation, from having the effect of any original violation.

         13.09 Rights and Remedies Cumulative. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive the right to use any or all other remedies.
Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

         13.10 Severability. If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extend permitted by law.

         13.11 Heirs, Successors and Assigns. Each and all of the covenants, terms provisions and agreements herein contained shall be binding upon and inure to the benefit of the partes hereto and, to the extent permitted by the Agreement, their respective heirs, legal representative, successors and assigns.

         13.12 Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditors of the Company.

         13.13 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, as of the day and year first above written.




Initial Members & Manager:




--------------------------------------
Kilyn Roth (Manager)




         IN WITNESS WHEREOF, the parties have executed this Agreement, in duplicate, as of the day and year first above written.




Initial Members & Manager:




--------------------------------------
Kilyn Roth (Manager)



Initial Investor:




-------------------------------------
World Wide Capital Investors, LLC